A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                      FOR THE PERIOD ENDED AUGUST 31, 2004

                               ($'s IN THOUSANDS)

                                                          Year to Date
August 2004                                               August 2004
----------                                                -----------
 $5,807       SALES - OUTSIDE CUSTOMERS                     $39,226
      0       SALES - INTERCOMPANY                                0
--------                                                   ---------

  5,807        NET SALES                                     39,226

  4,072       VARIABLE PRODUCTION COSTS                      27,462
--------                                                   ---------

  1,735       VARIABLE CONTRIBUTION                          11,764
--------                                                   ---------

    124       MANUFACTURING FIXED COSTS                       1,085
     87       DEPRECIATION                                      696
--------                                                   ---------

    211        TOTAL FIXED COSTS                              1,781
--------                                                   ---------

  1,524         GROSS PROFIT                                  9,983
--------                                                   ---------

    210       SELLING EXPENSE                                 1,560
    203       ADMINISTRATIVE EXPENSE                          1,559
--------                                                   ---------

    413        TOTAL SELLING & ADMIN.EXPENSE                  3,119
--------                                                   ---------

  1,111         OPERATING PROFIT                              6,864

      0       EARNINGS IN UNCONSOL. SUBSIDIARIES                  0
      0       INTEREST INCOME                                     0
     36       INTEREST EXPENSE                                  259
      0       OTHER INCOME (EXPENSE)                              5
      0       GAIN ON SALE OF FIXED ASSETS                        0
--------                                                   ---------

  1,075         INCOME BEFORE TAXES                           6,610

    425       INCOME TAXES                                    2,611
--------                                                   ---------

    650         INCOME FROM OPERATIONS                        3,999
      0       ACCOUNTING CHANGE                                   0
      0       MINORITY INTEREST                                   0
--------                                                   ---------

   $650         NET INCOME                                   $3,999
========                                                   =========

                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                 August 31, 2004


CURRENT ASSETS:
  CASH                                            $412
  MARKETABLE SECURITIES                              0
  NOTES & ACCOUNT RECEIVABLE NET                 9,327
  INTERCOMPANY ACCOUNTS RECEIVABLE                   0

 INVENTORIES AT COST                            13,880
   LESS LIFO RESERVE                                 0
                                              ---------
 INVENTORIES AT LIFO                            13,880
                                              ---------

  PREPAID EXPENSES                                   7
  DEFERRED INCOME TAXES                              0
  OTHER CURRENT ASSETS                               0
                                              ---------
   TOTAL CURRENT ASSETS                         23,626
                                              ---------

 PROPERTY PLANT & EQUIPMENT AT COST             18,716
    LESS ACCUMULATED DEPRECIATION               12,166
                                              ---------
      NET PLANT, PROPERTY & EQUIPMENT            6,550
                                              ---------

  DEFERRED FINANCING EXPENSE                         0
 DEFERRED INCOME TAXES                               0
 PREPAID PENSION ASSET                               0
 RESTRICTED INVESTMENTS                              0
 GOODWILL                                            0
  OTHER LONG TERM ASSETS                             0
                                              ---------

    TOTAL  ASSETS                              $30,176
                                              =========

LIABILITIES AND EQUITIES:
  REVOLVING LOAN FACILITY                       $5,963
  NOTES PAYABLE & CURRENT L.T. DEBT              1,389
  KCI LOAN ACCOUNT                                  46
  INTERCOMPANY ACCOUNTS PAYABLE                  2,899
  ACCOUNTS PAYABLE                                 430
  ACCRUED OPEB                                       0
  ACCRUED PREFERRED STOCK DIVIDENDS                  0
  ACCRUED LIABILITIES                            1,988
  ACCRUED PENSIONS                                 147
  INCOME TAXES PAYABLE                             865
                                              ---------
     TOTAL CURRENT LIABILITIES                  13,727
                                              ---------

  LONG TERM DEBT                                 4,670
  ACCRUED OPEB                                       0
  LONG TERM PENSIONS                                 0
  LONG TERM OTHER                                    0
  DEFERRED FEDERAL INCOME TAX                        0
                                              ---------
     TOTAL LONG TERM LIABILITIES                 4,670
                                              ---------

  MINORITY INTEREST                                  0
                                              ---------
  PREFERRED STOCK                                    0
                                              ---------

  SFAS #87 ADJUSTMENT                                0
  COMMON STOCK                                       0
  OTHER CAPITAL                                      0
  INVESTMENT EQUITY                                  0
  RETAINED EARNINGS                             11,779
   LESS TREASURY STOCK                               0
                                              ---------
     TOTAL EQUITY                               11,779
                                              ---------

TOTAL LIABILITIES & EQUITY                     $30,176
                                              =========

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                      FOR THE PERIOD ENDED AUGUST 31, 2004

                                 (IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                                     $3,999

    PROVISION FOR DEPRECIATION                                     696
    (GAIN) LOSS ON SALE OF ASSETS                                    0
    PROVISION FOR BAD DEBT ALLOWANCE                                39
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO)                      0
    PROVISION FOR LIFO RESERVE                                       0
    CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.                    (6,126)
     (INCREASE) DECREASE INVENTORY                              (7,228)
     (INCREASE) DECREASE PREPAID EXPENSES                        3,374
     (INCREASE) DECREASE OTHER ASSETS                                0
     INCREASE (DECREASE) ACCTS PAY.                                 (4)
     INCREASE (DECREASE) ACCRUED PENSIONS                          147
     INCREASE (DECREASE) DEFERRED TAXES                              0
     INCREASE (DECREASE) OPEB LIABILITIES                            0
     INCREASE (DECREASE) OTHER LIABILITIES                       1,671
     (INCREASE) DECREASE INTERCO ACCT. REC                           0
     INCREASE (DECREASE) INTERCO ACCTS PAY.                      2,899
                                                               ---------

 NET ADJUSTMENTS                                                (4,532)
                                                               ---------

 NET CASH PROVIDED (USED) BY OPERATIONS                           (533)
                                                               ---------

 CASH FLOW FROM INVESTING ACTIVITIES:
     PROCEEDS FROM SALE OF PP & E                                    0
     CAPITAL EXPENDITURES                                         (155)
     INTERCO PP&E TRANSFERS NET                                      0
                                                               ---------

 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                 (155)
                                                               ---------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                               1,966
    REPAYMENTS OF OTHER DEBT                                      (809)
    PROCEEDS OF OTHER DEBT                                       6,798
    INCREASE (DECREASE) KCI LOAN                                (7,126)
    PROCEEDS FROM ISSUANCE OF COMMON STOCK                           0
    DIVIDENDS PAID                                                   0
                                                               ---------

 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                  829
                                                               ---------


 NET INCREASE (DECREASE) IN CASH                                   141

 CASH AT BEGINNING OF PERIOD                                       271
                                                               ---------


 CASH AT END OF PERIOD                                            $412
                                                               =========